[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1                   FILED # C1779-98
     CARSON CITY, NEVADA 89701-4299                             --------
     (775)684 5708
                                                           JAN 03 2005
---------------------------------------
          Articles of Merger                            IN THE OFFICE OF
      (PURSUANT TO NRS 92A.200)                  DEAN HELLER. SECRETARY OF STATE
              Page 1
---------------------------------------
IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (PURSUANT TO NEVADA REVISED STATUTES CHAPTER 92A)
                            (EXCLUDING 92A.200(4B))
                              SUBMIT IN DUPLICATE

1) NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS 92A.200). IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.

--------------------------------------------------------------------------------
AMERICAN FIRE RETARDANT CORP.
--------------------------------------------------------------------------------
     NAME OF MERGING ENTITY
     -----------------------------                 -----------------------------
     Nevada                                        Corporation
     -----------------------------                 -----------------------------
     JURISDICTION                                  ENTITY TYPE *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     NAME OF MERGING ENTITY
     -----------------------------                 -----------------------------

     -----------------------------                 -----------------------------
     JURISDICTION                                  ENTITY TYPE *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     NAME OF MERGING ENTITY
     -----------------------------                 -----------------------------

     -----------------------------                 -----------------------------
     JURISDICTION                                  ENTITY TYPE *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     NAME OF MERGING ENTITY
     -----------------------------                 -----------------------------

     -----------------------------                 -----------------------------
     JURISDICTION                                  ENTITY TYPE *

     and,
--------------------------------------------------------------------------------
GLOBAL MATERIALS & SERVICES, INC.
--------------------------------------------------------------------------------
     NAME OF SURVIVING ENTITY
     -----------------------------                 -----------------------------
     Florida                                       Corporation
     -----------------------------                 -----------------------------
     JURISDICTION                                  ENTITY TYPE *

* CORPORATION, NON-PROFIT CORPORATION, LIMITED PARTNERSHIP, LIMITED-LIABILITY COMPANY OR BUSINESS TRUST

[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1
     CARSON CITY, NEVADA 89701-4299
     (775)684 5708
     WEBSITE: secretaryofstate.biz

---------------------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 2
---------------------------------------
IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

2) FORWARDING ADDRESS WHERE COPIES OF PROCESS MAY BE SENT BY THE SECRETARY OF STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS 92A.1 90):
                ---------------------------------------------------
           Attn: Randy W. Betts
                ---------------------------------------------------

                ---------------------------------------------------
            c/o: Global Materials & Services, Inc.
                 9316 Wheatlands Road, Suite C
                 Santee, California 92071
                ---------------------------------------------------

3) (CHOOSE ONE)
   [X] THE  UNDERSIGNED  DECLARES  THAT A PLAN OF MERGER HAS BEEN ADOPTED BY
       EACH  CONSTITUENT  ENTITY  (NRS  92A.200).

   [ ] THE  UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY
       THE PARENT DOMESTIC ENTITY (NRS 92A.180)

4) OWNER'S APPROVAL (NRS 92A.200)(OPTIONS A, B, OR C MUST BE USED, AS APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHEEK BOX [ ] AND ATTACH AN 81/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (a) OWNER'S APPROVAL WAS NOT REQUIRED FROM
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           NAME OF MERGING ENTITY. IF APPLICABLE
           AND, OR;

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF SURVIVING ENTITY, IF APPLICABLE


This form must be accompanied by appropriate fees. See attached fee schedule

[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1
     CARSON CITY, NEVADA 89701-4299
     (775)684 5708
     WEBSITE: secretaryofstate.biz

---------------------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 3
---------------------------------------
IMPORTANT., READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     (b)  THE PLAN WAS APPROVED BY THE REQUIRED CONSENT OF THE OWNERS OF *:

           ---------------------------------------------------------------------
           AMERICAN FIRE RETARDANT CORP.
           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           AND, OR

           ---------------------------------------------------------------------
           GLOBAL MATERIALS & SERVICES, INC.
           ---------------------------------------------------------------------
           NAME OF SURVIVING ENTITY, IF APPLICABLE


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger most be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1
     CARSON CITY, NEVADA 89701-4299
     (775)684 5708
     WEBSITE: secretaryofstate.biz

---------------------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 4
---------------------------------------
IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of Incorporation of the domestic corporation.

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY, IF APPLICABLE

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF MERGING ENTITY. IF APPLICABLE

           AND, OR;

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NAME OF SURVIVING ENTITY, IF APPLICABLE


This form must be accompanied by appropriate fees. See attached fee schedule.

[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1
     CARSON CITY, NEVADA 89701-4299
     (775)684 5708
     WEBSITE: secretaryofstate.biz

---------------------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 5
---------------------------------------
IMPORTANT. READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

5) AMENDMENTS, IF ANY, TO THE ARTICLES OR CERTIFICATE OF THE SURVIVING ENTITY. PROVIDE ARTICLE NUMBERS, IF AVAILABLE. (NRS 92A.200)*:
     ---------------------------------------------------------------------------




     ---------------------------------------------------------------------------

6)   LOCATION  OF  PLAN  OF  MERGER  (CHECK  A  ORB):

     [ ]  (a)  The  entire  plan  of  merger  is  attached;
 or.
     [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

                                ------------------------------
7) EFFECTIVE DATE (OPTIONAL)":  1/6/05
                                ------------------------------

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entity them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filling the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 82A.240).

This must be accompanied by appropriate fees. See attached fee schedule.

[GRAPHIC OMITED]
     DEAN HELLER
     SECRETARY OF STATE
     204 NORTH CARSON STREET, SUITE 1
     CARSON CITY, NEVADA 89701-4299
     (775)684 5708
     WEBSITE: secretaryofstate.biz

---------------------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 6
---------------------------------------
IMPORTANT. READ ATTACHED INSTRUCTIONS BEFORE COMPETING FORM.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

8) SIGNATURES - MUST BE SIGNED BY: AN OFFICER OF EACH NEVADA CORPORATION; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; A MANAGER OF EACH NEVADA LIMITED-LIABILITY COMPANY WITH MANAGERS OR ALL THE MEMBERS IF THERE ARE NO MANAGERS; A TRUSTEE OF EACH NEVADA BUSINESS TRUST (NRS 92A.230)*

(IF THERE ARE MORE THAN FOUR MERGING ENTITLES, CHECKBOX [ ] AND ATTACH AN 8 %" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.):
     ---------------------------------------------------------------------------
     AMERICAN FIRE RETARDANT CORP.
     ---------------------------------------------------------------------------
     NAME OF MERGING ENTITY
                                                   -------------------  --------
     /s/ Randy W. Betts                            Secretary/ Treasurer   1/3/05
    ------------------------------                 -------------------- --------
     SIGNATURE                                     Title                Date

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     NAME OF MERGING ENTITY
                                                   -------------------  --------

    ------------------------------                 -------------------  --------
     SIGNATURE                                     Title                Date

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     NAME OF MERGING ENTITY
                                                   -------------------  --------

    ------------------------------                 -------------------  --------
     SIGNATURE                                     Title                Date

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     NAME OF MERGING ENTITY
                                                   -------------------  --------

    ------------------------------                 -------------------  --------
     SIGNATURE                                     Title                Date

     ---------------------------------------------------------------------------
     GLOBAL MATERIALS & SERVICES, INC.
     ---------------------------------------------------------------------------
     NAME OF SURVIVING ENTITY
                                                   -------------------  --------
     /s/ Randy W. Betts                            Secretary/ Treasurer   1/3/05
     -----------------------------                 -------------------- --------
     SIGNATURE                                     Title                Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This must be accompanied by appropriate fees. See attached fee schedule.